                                                                  EXECUTION COPY


                               FIFTH AMENDMENT TO
                          AMENDED AND RESTATED SECURED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


     This Agreement, dated as of March 31, 1997 (this "Amendment"), is entered into by and among HEALTHDYNE TECHNOLOGIES, INC., a Georgia corporation (the "Company"), the financial institutions party to the Credit Agreement referred to below (collectively, the "Banks"; individually, a "Bank") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for the Banks (the "Agent").

                                    RECITALS

     The Company, the Agent and the Banks are parties to an Amended and Restated Secured Revolving Credit and Term Loan Agreement dated as of December 29, 1994 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used and not otherwise defined or amended in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

     The Company has requested that the Banks amend the Credit Agreement to extend the final maturity date of the Term Loans to June 30, 1999, and the Banks are willing to make such amendment on the terms and conditions set forth herein.

                                   AGREEMENT

     In consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto mutually agree as follows:

A. AMENDMENTS

     1. Amendment of Section 2.6 (Notes Evidencing Term Loans). Section 2.6 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

           "2.6 Notes Evidencing Term Loans. The Term Loans made by each Bank shall be evidenced by the Term Notes, payable to the order of that Bank in an amount equal to its Pro Rata Share of the Term Commitment and shall mature on June 30, 1999 (the 'Term Loan Maturity Date')."

     2. Amendment of Exhibit B (Term Note). Exhibit B to the Credit Agreement is hereby amended by deleting such Exhibit in its entirety and substituting therefor a new Exhibit B in the form of Schedule I attached hereto.


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

B. REPRESENTATIONS AND WARRANTIES

     The Company hereby represents and warrants to the Agent and Banks that:

     1. No Event of Default or Unmatured Event of Default has occurred and is continuing, and neither the Company nor any of its Subsidiaries is in material violation of any law or governmental regulation or court order or decree;

     2. The representations and warranties of the Company pursuant to Article 7 of the Credit Agreement are true and correct with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date);

     3. The execution and delivery by the Company of this Amendment and the performance by the Company of the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action; and

     4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement, as amended hereby.


C. CONDITIONS PRECEDENT

     This Amendment will become effective as of the date first written above when the Agent has received, in form and substance satisfactory to the Agent and the Banks, all of the following:

     1. Counterparts of this Amendment, duly executed by the Company and each Bank, and duly acknowledged by the Agent.

     2. A duly executed Term Note payable to the order of each Bank in the form attached hereto as Schedule I (collectively, the "Amended Term Notes").

     3. A copy of a resolution of the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution and delivery of this Amendment and the Amended Term Notes and the performance of the Credit Agreement, as amended hereby, and the Amended Term Notes.

     4. A certificate of incumbency from the Secretary or an Assistant Secretary of the Company, dated the date hereof, certifying the names of the officers of the Company authorized to


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

sign this Amendment and the Amended Term Notes, together with the true signatures of such officers.

     5. A Consent of each Material Subsidiary in the form attached hereto as Exhibit A.

     6. A non-refundable amendment fee in the amount of $18,750, to be distributed to the Banks ratably in accordance with their respective Pro Rata Shares of the Term Commitment.


D. MISCELLANEOUS

     1. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     2. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     3. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

     4. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                           HEALTHDYNE TECHNOLOGIES, INC.



                                           By: /s/ M. Wayne Boylston
                                              -----------------------------
                                           Title: Vice Pesident & CFO
                                                 --------------------------


                                           BANK OF AMERICA ILLINOIS



                                           By: /s/ Michael J. McKenney
                                              -----------------------------
                                           Title: Vice President
                                                 --------------------------


                                           FIRST UNION NATIONAL BANK OF
                                            GEORGIA



                                           By: /s/ Richard Davis
                                              -----------------------------
                                           Title: Vice President
                                                 --------------------------


Acknowledged:


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as Agent



By: /s/ Michael J. McKenney
   -----------------------------
Title: Vice President
      --------------------------






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


                                                                      SCHEDULE I
                                                                    TO AMENDMENT


                                                                       EXHIBIT B


                                   TERM NOTE


$____________.00                                          Dated: March 31, 1997
                                                             Due: June 30, 1999


     FOR VALUE RECEIVED, the undersigned, HEALTHDYNE TECHNOLOGIES, INC. (the "Company"), promises to pay to the order of _____________________ (the "Bank"), the principal sum of ________________ AND 00/100 DOLLARS ($________.00) on June
30, 1999.

     The Company further promises to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date of the Original Note (as defined below) until paid in full at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement hereinafter referred to. Accrued interest shall be payable on the dates specified in the Credit Agreement.

     Each denomination of the Term Loan made pursuant to the Credit Agreement as an Alternate Reference Rate Term Loan or a Eurodollar Term Loan (as such terms are defined in the Credit Agreement) and all payments of principal shall be recorded by the holder in its records or, at its option, on the schedule (or any continuation thereof) attached to this Note.

     All payments of principal and interest under this Note shall be made in immediately available funds at the office of Bank of America National Trust and Savings Association (the "Agent") at 1455 Market Street, 12th Floor, San Francisco, California 94103, or at such other place as may be designated by the Agent to the Company in writing.

     This Note is one of the Term Notes referred to in, and evidences indebtedness incurred under, the Amended and Restated Secured Revolving Credit and Term Loan Agreement dated as of December 29, 1994 (as the same may be amended, modified or supplemented from time to time, herein called the "Credit Agreement") among the Company, certain Banks (including the Bank) and the Agent, to which Credit Agreement reference is made for a statement of the terms and provisions thereof, including those under which the Company is permitted and required to make prepayments and repayments of principal of such under which such indebtedness may be declared to be immediately due and payable.

     This Note is secured pursuant to certain Security Documents (as such term is defined in the Credit Agreement), to which reference is made for a description of the collateral provided thereby and the rights of the Bank and the Company in respect of such collateral.

     This Note is issued as a replacement and substitution for the Term Note, dated June 28, 1996, in the original principal amount of $____________, executed by the Company and payable to the order of the Bank (the "Original Note"). Nothing contained herein shall be construed to (i) deem paid any amount of principal or interest on the Original Note, or (ii) release, cancel, terminate or otherwise impair all of any part of any lien or security interest granted for the benefit of the Bank as collateral security for the obligations of the Company under the Original Note.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

     This Note is made under and governed by the internal laws of the State of Illinois.

                                                 HEALTHDYNE TECHNOLOGIES, INC.




                                                 By:
                                                    ---------------------------
                                                 Title:
                                                       ------------------------
                                                 Address:
                                                 1255 Kennestone Circle
                                                 Marietta, GA  30066




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


Schedule attached to Term Note dated March 31, 1997 of Healthdyne Technologies,
Inc., payable to the order of                      .
                             ----------------------

               DENOMINATIONS OF TERM LOAN AND PRINCIPAL PAYMENTS


               Type of
      Amount   Term Loan      Interest    Amount of  Unpaid
      of Term  & Applicable   Period (if  Principal  Principal  Notation
Date  Loan     Interest Rate  Applicable) Repaid     Balance    Made By
------------------------------------------------------------------------


________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

The aggregate unpaid principal amount shown on this schedule shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any Term Loan on this schedule shall not, however, limit or otherwise affect the Company's obligations under the Credit Agreement or this Note to repay the principal amount of the Term Loan together with all interest accruing thereon.

                                                                       EXHIBIT A

                                    CONSENT


     The undersigned hereby agrees and consents to the terms and provisions of the foregoing Fifth Amendment to Amended and Restated Secured Revolving Credit and Term Loan Agreement (the "Amendment"), and agrees that the Subsidiary Guaranty and Loan Documents executed by the undersigned shall remain in full force and effect notwithstanding the provisions of the Amendment.

Dated:  As of March 31, 1997

                                    HEALTHSCAN PRODUCTS, INC.



                                    By: /s/ M. Wayne Boylston
                                       ------------------------------
                                    Title: Vice President
                                          ---------------------------

                                   TERM NOTE

$9,000,000.00                                              Dated: March 31, 1997
                                                              Due: June 30, 1999

     FOR VALUE RECEIVED, the undersigned, HEALTHDYNE TECHNOLOGIES, INC. (the "Company"), promises to pay to the order of BANK OF AMERICA ILLINOIS (the "Bank"), the principal sum of NINE MILLION AND 00/100 DOLLARS ($9,000,000.00) on June 30, 1999.

     The Company further promises to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date of the Original Note (as defined below) until paid in full at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement hereinafter referred to. Accrued interest shall be payable on the dates specified in the Credit Agreement.

     Each denomination of the Term Loan made pursuant to the Credit Agreement as an Alternate Reference Rate Term Loan or a Eurodollar Term Loan (as such terms are defined in the Credit Agreement) and all payments of principal shall be recorded by the holder in its records or, at its option, on the schedule (or any continuation thereof) attached to this Note.

     All payments of principal and interest under this Note shall be made in immediately available funds at the office of Bank of America National Trust and Savings Association (the "Agent") at 1455 Market Street, 12th Floor, San Francisco, California 94103, or at such other place as may be designated by the Agent to the Company in writing.

     This Note is one of the Term Notes referred to in, and evidences indebtedness incurred under, the Amended and Restated Secured Revolving Credit and Term Loan Agreement dated as of December 29, 1994 (as the same may be amended, modified or supplemented from time to time, herein called the "Credit Agreement") among the Company, certain Banks (including the Bank) and the Agent, to which Credit Agreement reference is made for a statement of the terms and provisions thereof, including those under which the Company is permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable.

     This Note is secured pursuant to certain Security Documents (as such term is defined in the Credit Agreement) to which reference is made for a description of the collateral provided thereby and the rights of the Bank and the Company in respect of such collateral.

     This Note is issued as a replacement and substitution for the Term Note, dated June 28, 1996, in the original principal amount of $9,000,000.00, executed by the Company and payable to the order of the Bank (the "Original Note"). Nothing contained herein shall be construed to (i) deem paid any amount of principal or interest on the Original Note, or (ii) release, cancel, terminate or otherwise impair all of any part of any lien or security interest granted for the benefit of the Bank as collateral security for the obligations of the Company under the Original Note.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

     This Note is made under and governed by the internal laws of the State of Illinois.

                                                 HEALTHDYNE TECHNOLOGIES, INC.



                                                 By:/s/ M. Wayne Boylston
                                                    ---------------------------
                                                 Title: Vice President and CFO
                                                       -----------------------
                                                 Address:
                                                 1255 Kennestone Circle
                                                 Marietta, GA  30066

Schedule attached to Term Note dated March 31, 1997 of Healthdyne Technologies, Inc., payable to the order of Bank of America Illinois.


               DENOMINATIONS OF TERM LOAN AND PRINCIPAL PAYMENTS


               Type of
      Amount   Term Loan      Interest    Amount of Unpaid
      of Term  & Applicable   Period (if  Principal Principal Notation
Date  Loan     Interest Rate  Applicable) Repaid    Balance   Made By
----------------------------------------------------------------------


______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

The aggregate unpaid principal amount shown on this schedule shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any Term Loan on this schedule shall not, however, limit or otherwise affect the Company's obligations under the Credit Agreement or this Note to repay the principal amount of the Term Loan together with all interest accruing thereon.

                                   TERM NOTE

$6,000,000.00                                              Dated: March 31, 1997
                                                              Due: June 30, 1999

     FOR VALUE RECEIVED, the undersigned, HEALTHDYNE TECHNOLOGIES, INC. (the "Company"), promises to pay to the order of FIRST UNION NATIONAL BANK OF GEORGIA (the "Bank"), the principal sum of SIX MILLION AND 00/100 DOLLARS ($6,000,000.00) on June 30, 1999.

     The Company further promises to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date of the Original Note (as defined below) until paid in full at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement hereinafter referred to. Accrued interest shall be payable on the dates specified in the Credit Agreement.

     Each denomination of the Term Loan made pursuant to the Credit Agreement as an Alternate Reference Rate Term Loan or a Eurodollar Term Loan (as such terms are defined in the Credit Agreement) and all payments of principal shall be recorded by the holder in its records or, at its option, on the schedule (or any continuation thereof) attached to this Note.

     All payments of principal and interest under this Note shall be made in immediately available funds at the office of Bank of America National Trust and Savings Association (the "Agent") at 1455 Market Street, 12th Floor, San Francisco, California 94103, or at such other place as may be designated by the Agent to the Company in writing.

     This Note is one of the Term Notes referred to in, and evidences indebtedness incurred under, the Amended and Restated Secured Revolving Credit and Term Loan Agreement dated as of December 29, 1994 (as the same may be amended, modified or supplemented from time to time, herein called the "Credit Agreement") among the Company, certain Banks (including the Bank) and the Agent, to which Credit Agreement reference is made for a statement of the terms and provisions thereof, including those under which the Company is permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable.

     This Note is secured pursuant to certain Security Documents (as such term is defined in the Credit Agreement), to which reference is made for a description of the collateral provided thereby and the rights of the Bank and the Company in respect of such collateral.

     This Note is issued as a replacement and substitution for the Term Note, dated June 28, 1996, in the original principal amount of $6,000,000.00, executed by the Company and payable to the order of the Bank (the "Original Note"). Nothing contained herein shall be construed to (i) deem paid any amount of principal or interest on the Original Note, or (ii) release, cancel, terminate or otherwise impair all of any part of any lien or security interest granted for the benefit of the Bank as collateral security for the obligations of the Company under the Original Note.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

     This Note is made under and governed by the internal laws of the State of Illinois.

                                                  HEALTHDYNE TECHNOLOGIES, INC.



                                                  By:/s/ M. Wayne Boylston
                                                     --------------------------
                                                  Title: Vice President and CFO
                                                        -----------------------
                                                  Address:
                                                  1255 Kennestone Circle
                                                  Marietta, GA  30066

Schedule attached to Term Note dated March 31, 1997 of Healthdyne Technologies, Inc., payable to the order of First Union National Bank of Georgia.


               DENOMINATIONS OF TERM LOAN AND PRINCIPAL PAYMENTS


               Type of
      Amount   Term Loan      Interest    Amount of Unpaid
      of Term  & Applicable   Period (if  Principal Principal Notation
Date  Loan     Interest Rate  Applicable) Repaid    Balance   Made By
----------------------------------------------------------------------


______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

The aggregate unpaid principal amount shown on this schedule shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any Term Loan on this schedule shall not, however, limit or otherwise affect the Company's obligations under the Credit Agreement or this Note to repay the principal amount of the Term Loan together with all interest accruing thereon.